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                   PART B--STATEMENT OF ADDITIONAL INFORMATION

                                            JULY 21, 1997
                             (as revised December 22, 1997)

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  DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
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  1818 Market Street
  Philadelphia, PA  19103
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  For more information about Institutional  Classes:
  800-828-5052

  For Prospectus and Performance of Class A Shares, Class B
  Shares and Class C Shares:
     Nationwide 800-523-4640

  Information on Existing Accounts of Class A Shares, Class B
  Shares and Class C Shares:
     (SHAREHOLDERS ONLY) Nationwide 800-523-1918

  Dealer Services:  (BROKER/DEALERS ONLY) Nationwide
     800-362-7500
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  TABLE OF CONTENTS
  _____________________________________________________________
  Cover Page
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  Investment Policies and Portfolio Techniques
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  Accounting and Tax Issues
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  Performance Information
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  Trading Practices and Brokerage
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  Purchasing Shares
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  Investment Plans
  _____________________________________________________________
  Determining Offering Price and Net Asset Value
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  Redemption and Repurchase
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  Distributions
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  Investment Management Agreements and Sub-Advisory Agreements
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  Officers and Directors
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  Exchange Privilege
  _____________________________________________________________
  General Information
  _____________________________________________________________
  Financial Statements
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  Appendix A
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    Delaware Group Global & International Funds, Inc.
   ("Global Funds, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes the International Equity Series ("International Equity Fund"), International Small Cap Series ("International Small Cap Fund"), Global Bond Series ("Global Bond Fund"), Global Assets Series ("Global
   Assets Fund"), Emerging Markets Series ("Emerging Markets Fund") and Global Equity Series ("Global Equity Fund") (individually, a "Fund" and collectively, the "Funds") of Global Funds, Inc. Each Fund offers Class A Shares, Class B Shares, Class C Shares (together the "Fund Classes"), and an Institutional Class (individually a "Class" and collectively the "Classes").

    Class B Shares, Class C Shares and Institutional Class shares of each Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and, absent any applicable fee waiver, annual Rule 12b-1 Plan
   ("12b-1 Plan") expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and, absent any applicable fee waiver, annual
   12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Prospectuses for the Fund Classes. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and, absent any applicable fee waiver, annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. Global Equity Fund will not pay a 12b-1 fee with respect to any Class until December 31, 1997 and International
   Small Cap Fund will not pay a 12b-1 fee with respect to any Class until May 31, 1998.

    This Part B supplements the information contained in the current Prospectuses for the Fund Classes and the Institutional Classes of International Equity Fund,
   Global Assets Fund, Global Bond Fund, Global Equity Fund and Emerging Markets Fund dated January 29, 1998, and the current Prospectuses for the Fund Classes and the Institutional Class of the International Small Cap
   Fund dated December 22, 1997, as they may be amended from time to time. Part B should be read in conjunction with the respective class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each class' Prospectus. Prospectuses relating to the Fund Classes and Prospectuses relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street,
   Philadelphia, PA 19103.


   INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

   Investment Restrictions
    Global Funds, Inc. has adopted the following restrictions for each Fund (except where otherwise noted) which, along with its investment objective, cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

    Each Fund (other than International Small Cap Fund and
   Global Equity Fund) shall not:

    1. For International Equity Fund and Global Equity Fund, as to 75% of their respective total assets, and for Global Bond, Global Assets and Emerging Markets Funds, as to 50% of their respective total assets, invest more than 5% of their respective total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).

    2. For International Equity, Global Bond and Global Assets Funds, invest in securities of other open-end investment companies, except as part of a merger, consolidation or other acquisition. This limitation does not prohibit a Fund from investing in the securities of closed-end investment companies at customary brokerage commission rates. Emerging Markets Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act of 1940, as amended (the "1940 Act").

    3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with a Fund's investment objective and policies, are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    4. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent a Fund from investing in securities secured by real estate or interests therein.

    5. For International Equity Fund, purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

    6. Engage in the underwriting of securities of other issuers, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933 (the "1933 Act").

     7. Make any investment which would cause 25% or more of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     8. For International Equity Fund, write, purchase or sell options, puts, calls or combinations thereof, except that such Fund may: (a) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of such Fund's total assets; (b) write secured put options; (c) write covered call options; and (d) purchase put options if such Fund owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Such Fund may sell put or call options previously purchased and enter into closing transactions with respect to the activities noted above.

     9. Purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts in accordance with its respective prospectuses, subject to investment restriction
   10 below.

    10. Enter into futures contracts or options thereon, except that a Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets.

    11. Make short sales of securities, or purchase securities on margin, except that a Fund may satisfy margin requirements with respect to futures transactions.

    12. For International Equity Fund, invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

    13. For International Equity Fund, purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Global Funds, Inc. or of its investment manager if or so long as the directors and officers of Global Funds, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

    14. For International Equity Fund, invest in interests in oil, gas or other mineral exploration or development programs or leases.

    15. For International Equity Fund, invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets, and for Emerging Markets Fund, invest more than 15% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

    16. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets. A Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks.

    Although not considered to be a fundamental policy, restriction 5 above will apply to each of the Funds of Global Funds, Inc. as a whole. In addition, although not considered a fundamental policy, for purposes of restriction 15 above, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets. As to International Equity Fund, Global Assets Fund and Emerging Markets Fund, although not considered to be a fundamental investment restriction, each Fund will invest no more than 5% of its respective assets in warrants. Investment restrictions 5, 8, 12, 13, 14 and 15 above are nonfundamental policies of Global Bond Fund, Global Assets Fund and Emerging Markets Fund. Investment restrictions 1 and 2 above are nonfundamental policies of Emerging Markets Fund.

    Global Funds, Inc. has adopted the following restrictions for International Small Cap Fund and Global Equity Fund which, along with their investment objectives, cannot be changed without the approval by a "majority" of each Fund's outstanding shares, as described above. The percentage limitations contained in these restrictions and policies apply at the time the Fund purchases securities.

   International Small Cap Fund and Global Equity Fund shall not:

    1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.
   government, its agencies or instrumentalities).

    2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

    3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Fund may loan its assets to qualified broker/dealers or institutional investors.

    4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Fund's assets which may be invested in such securities.

    5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Fund may engage in short sales, purchase securities on margin, and write put and call options.

    6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

    7. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

   Foreign Securities
    Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

    There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as comparedto dividends paid to a Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions.
   It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts each Fund may make or enter into will be subject to the special currency rules described above.

   Repurchase Agreements
    While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

    The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

    A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which Delaware
   International Advisers Ltd. (the "Manager"), under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 100% of the repurchase price, including the portion representing a Fund's yield under such agreements which is monitored on a daily basis.

   Portfolio Loan Transactions
    Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

    It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Global Funds, Inc. from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Global Funds, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

    The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

   Foreign Currency Transactions
    A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

    Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Fund will account for forward contracts by marking to market each day at daily exchange rates.

    When a Fund enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's assets denominated in such foreign currency, the Fund's Custodian Bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

   Options
    Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

    Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will not, however, invest more than 10% (or, in the case of International Small Cap, Emerging Markets, or Global Equity Funds, 15%) of its assets in illiquid securities.

    Purchasing Call Options--Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

    A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

    Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

    Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

    A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

    A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

   Futures
    Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

    In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

    Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities.
   Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

    With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

    If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.
   For example, a Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

    To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

    Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

   Options on Foreign Currencies
    Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

    Each Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian
   Bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its Custodian Bank.

    With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its Custodian Bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

    In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund's net assets. Should state laws change or Global Funds, Inc. receive a waiver of their application for a Fund, the Funds reserve the right to increase this percentage.

   Options on Stock Indices
    A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

    Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

    As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

    A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

    A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

    Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability effectively to hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

    A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

   Rule 144A Securities
    A Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

    Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After thepurchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that a Fund has no more than 10% (or, in the case of International Small Cap, Emerging Markets and Global Equity Funds, 15%) of its net assets in illiquid securities.

   Non-Traditional Equity Securities
    International Small Cap Fund and Emerging Markets Fund may each invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

    International Small Cap Fund and Emerging Markets Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built- in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

   ACCOUNTING AND TAX ISSUES

    When a Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

    In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a capital gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

    The premium paid by a Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

   Options on Certain Stock Indices
    Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

   Other Tax Requirements

    Each Fund, other than International Small Cap Fund, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. International Small Cap Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

    In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

    (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

    (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

    (iii) The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

    (iv) The Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

    The Code requires the Funds to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a
   Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

    The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

    The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require Global Bond Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. Global Bond Fund will limit its activity in this regard in order to maintain its qualification as a regulated investment company.

    The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it:
   1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

    Investment in Foreign Currencies and Foreign Securities-- The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

    Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

    If a Fund's Section 988 losses exceed a Fund's other net investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

    The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction.
   Under the new law, a Fund will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

    The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

    Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you.
   In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

    A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to- market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

    The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

    You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

    Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

   PERFORMANCE INFORMATION

    From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. In addition, each Fund may include illustrations showing the power of compounding in advertisements and other types of literature

    In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

    The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                       n
                               P(1 + T) = ERV

   Where:    P  =   a hypothetical initial purchase order of
                    $1,000 from which, in the case of only
                    Class A Shares, the maximum front-end sales charge is deducted;

             T =    average annual total return;

             n =    number of years;

           ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.


    Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

    The performance of each Class of the International Equity, Global Bond, Global Assets and Emerging Markets Funds, as shown below, is the average annual total return or aggregate total return quotations, as applicable, through November 30, 1996.

    The total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on November 30, 1996. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on November 30, 1996 and, therefore, does not reflect the deduction of a CDSC.

    Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance. Performance information for International Small Cap Fund and Global
   Equity Fund is not provided because those Funds were not operating on November 30, 1997.

                        Average Annual Total Return(1)

                   International International International
                   Equity Fund    Equity Fund   Equity Fund
                    A Class       A Class     Institutional
                   (at Offer)(2)  (at NAV)        Class (3)
   1 year ended
   11/30/96           18.29%            24.22%         24.68%

   3 years ended
   11/30/96           11.82%            13.64%         13.97%

   5 years ended
   11/30/96           11.43%            12.52%         12.79%

   Period 10/31/91(4)
   through 11/30/96   10.45%            11.51%         11.78%

   (1) Beginning December 1, 1995, the Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund A Class and International Equity Fund Institutional Class do not exceed 1.85% and 1.55%, respectively (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses), through May 31, 1998. From June 1, 1994 through November 30, 1994, a waiver and reimbursement commitment was in place to ensure that Total Operating Expensesof International Equity Fund A Class and International EquityFund Institutional Class did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) through November 30, 1994. Prior to June 1, 1994, a waiver and reimbursement commitment was in place to ensure that expenses did not exceed 0.95% (exclusive of taxes,interest, brokerage commissions, extraordinary expenses, and 12b-1 expenses) for International Equity Fund A Class and International Equity Fund Institutional Class. In the absence of such waiver, performance would have been affected negatively.

   (2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

   (3) Date of initial public offering of International Equity Fund Institutional Class was November 9, 1992. Pursuant to applicable regulation, total return shown for International Equity Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of International Equity Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

   (4)   Date of initial public offering of International
   Equity Fund A Class.

              Average Annual Total Return (1)

                International Equity    International Equity
                  Fund B Class             Fund B Class
                 (Including                 (Excluding
               Deferred Sales              Deferred Sales
                  Charge)                     Charge)
   1 year ended
   11/30/96          19.38%                       23.38%

   Period 9/6/94(2)
   through 11/30/96   8.49%                        9.70%

   (1)Beginning December 1, 1995, the Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund B Class do not exceed 2.55% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. From September 6, 1994 through November 30, 1994, a waiver and reimbursement commitment was in place to ensure that Total Operating Expenses of International Equity Fund B Class did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1
   expenses) through November 30, 1994.   In the absence of
   such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of International
   Equity Fund B Class.


                        Average Annual Total Return(1)

                      International      International
                          Equity           Equity
                       Fund C Class      Fund C Class
                     (Including Deferred (Excluding Deferred
                        Sales Charge)      Sales Charge)

   1 year ended
   11/30/96                   22.39%              23.39%

   Period 11/29/95 (2)        22.75%              22.75%
   through 11/30/96

   (1) The Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund C Class do not exceed 2.55% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of International
   Equity Fund C Class.


                    Average Annual Total Return(1)

                    Global Bond   Global Bond   Global Bond

                                             Fund
               Fund A Class  Fund A Class   Institutional
                (at Offer)      (at NAV)           Class
   1 year ended
   11/30/96            8.92%          14.35%           14.68%

   Period 12/27/94(2)
   through 11/30/96    14.29%         17.21%          17.60%



   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Bond Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class A Shares and Institutional Class shares of this Fund, respectively, do not exceed 1.25% and 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Global Bond Fund A
   Class and Global Bond Fund Institutional Class.


                   Average Annual Total Return (1)

                 Global Bond         Global Bond
                 Fund B Class        Fund B Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)
   1 year ended
   11/30/96            9.51%                 13.51%

   Period 12/27/94(2)
   through 11/30/96    14.66%                16.47%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Bond Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class B Shares of this Fund do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)  Date of initial public offering of Global Bond Fund B
   Class.

                   Average Annual Total Return (1)

                 Global Bond         Global Bond
                 Fund C Class        Fund C Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)

   1 year ended
    11/30/96(2)         12.51%        13.51%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Bond Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class C Shares of this Fund do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Global Bond Fund C
   Class was  November 29, 1995.


                    Average Annual Total Return(1)

                  Global Assets Global Assets    Global Assets
               Fund A Class  Fund A Class   Institutional
                (at Offer)      (at NAV)           Class
   1 year ended
   11/30/96            12.59%         18.17%          18.38%

   Period 12/27/94(3)
   through 11/30/96    17.60%         20.62%          20.93%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Assets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class A Shares and Institutional Class shares, respectively, do not exceed 1.25% and 0.95%, respectively, (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

   (3)   Date of initial public offering of Global Assets Fund
   A Class and Institutional Class.


                   Average Annual Total Return (1)

                 Global Assets         Global Assets
                 Fund B Class        Fund B Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)
   1 year ended
   11/30/96           13.32%                17.32%

   Period 12/27/94(2)
   through 11/30/96   18.01%                19.78%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Assets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class B Shares do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Global Assets Fund
   B Class.


                   Average Annual Total Return (1)

                 Global Assets         Global Assets
                 Fund C Class        Fund C Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)
   1 year ended
   11/30/96(2)       16.33%                 17.33%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Assets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class C Shares of this Fund do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Global Assets Fund
   C Class was November 29, 1995.



                    Aggregate Total Return(1)

                  Emerging     Emerging        Emerging
                  Markets     Markets         Markets Fund
              Fund A Class  Fund A Class   Institutional
               (at Offer)       (at NAV)           Class

   Period 6/10/96(2)
   through 11/30/96 (5.05%)      (0.30%)          (0.10%)

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to pay the Fund's expenses toensure that the Total Operating Expenses of Class A Shares and Institutional Class shares, respectively, do not exceed 2.00% and 1.70%, respectively (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses), through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Emerging Markets
   Fund A Class and Emerging Markets Fund Institutional Class;
   total return for this short of a time period may not be representative of longer term results.

                        Aggregate Total Return(1)

                 Emerging Markets     Emerging Markets
                 Fund B Class        Fund B Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)

   Period 6/10/96(2)
   through 11/30/96  (4.58%)              (0.60%)

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class B Shares of this Fund do not exceed 2.70% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Emerging Markets
   Fund B Class; total return for this short of a time period may not be representative of longer term results.



                        Aggregate Total Return(1)

                 Emerging Markets     Emerging Markets
                 Fund C Class        Fund C Class
                  (Including          (Excluding
                Deferred Sales      Deferred Sales
                    Charge)           Charge)
   Period 6/10/96(2)
   through 11/30/96 (1.59%)              (0.60%)

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of Class C Shares of this Fund do not exceed 2.70% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Emerging Markets
   Fund C Class; total return for this short of a time period may not be representative of longer term results.

       Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

       Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but notany income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

       From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

       The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees.

       As stated in the Prospectuses, Global Bond Fund may also quote the current yield of each of its Classes in advertisements and investor communications.

       The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula.

                                         a-b      6
                           YIELD =  2[(  ----  + 1)  - 1]
                                         cd

       Where:   a = dividends and interest earned during
                    the period;

                b = expenses accrued for the period (net
                    of reimbursements);

                c = the average daily number of shares
                    outstanding during the period that
                    were entitled to receive dividends;

                d = the maximum offering price per share
                    on the last day of the period.

       The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by Global Bond Fund. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields of Global Bond Fund A Class, Global Bond Fund B Class, Global Bond Fund C Class and Global Bond Fund Institutional Class as of November 30, 1996 were 4.82%, 4.34%, 4.34% and 5.34%, respectively, reflecting the waiver of fees by the Manager. Actual yield may be affected by variations in sales charges on investments.

       Past performance, such as reflected in quoted yields, should not be considered as representative of the results which may be realized from an investment in a Fund in the future. Investors should note that the income earned and dividends paid by Global Bond Fund and Global Assets Fund will vary with the fluctuation of interest rates and performance of the portfolio to the extent of a Fund's investments in debt securities. The net asset value of any Fund may change. Unlike money market funds, the Funds invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. A Fund's net asset value will tend to rise when interest rates fall. Conversely, a Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in a Fund will vary from day to day and investors should consider the volatility of a Fund's net asset value as well as its yield before making a decision to invest.

       Statistical and performance information and various indices compiled and maintained by organizations such as the following, may also be used in preparing exhibits comparing certain industry trends to comparable activity and performance of the Funds and in illustrating general financial planning principles. Any indices used are not managed for any investment goal.

       CDA Technologies, Inc. is a performance evaluation service that maintains a statistical database of performance, as reported by a diverse universe of independently-managed mutual funds.

       Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

       Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

       Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non- industrial companies.

       Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

       Morgan Stanley Capital International is a statistical and research firm that maintains a statistical database of international securities. This firm also compiles and maintains a number of unmanaged indices of international securities. These indices are designed to measure the performance of the stock markets of the USA, Europe, Canada, Mexico, Australia and the Far East, and that of international industry groups.

       FT-Actuaries World Indices are jointly compiled by The Financial Times, Ltd.; Goldman, Sachs & Co.; and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries. Indices maintained by this group primarily focus on compiling statistical information on international financial markets and industry sectors, stock and bond issues and certain fundamental information about the companies issuing the securities. Statistical information on international currencies is also maintained.

       Salomon Brothers is a statistical research firm that maintains databases of international markets and bond markets (corporate and government-issued securities). This information, as well as unmanaged indices compiled and maintained by Salomon, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

       Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

       Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

       Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report andMorningstar, Inc.

       The following tables are examples, for purposes of illustration only, of cumulative total return performance for each Class of the International Equity, Global Bond, Global Assets and Emerging Markets Funds through November 30, 1996. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a class' results should not be considered as representative of future performance.

                               Cumulative Total Return(1)

                         International       International
                          Equity Fund         Equity Fund
                            A Class          Institutional
                         (at Offer)(2)         Class(3)
   3 months ended
   11/30/96                5.18%               10.51%

   6 months ended
   11/30/96                5.79%(4)            11.26%

   9 months ended
   11/30/96               10.00%               15.79%

   1 year ended
   11/30/96               18.29%               24.68%

   3 years ended
   11/30/96               39.80%               48.03%

   5 years ended
   11/30/96               71.82%               82.57%

   Period 10/31/91(5)
   through 11/30/96       65.77%               76.18%

   (1) Beginning December 1, 1995, the Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund A Class and International Equity Fund Institutional Class do not exceed 1.85% and 1.55%, respectively (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses), through May 31, 1998. From June 1, 1994 through November 30, 1994, a waiver and reimbursement commitment was in place to ensure that Total Operating Expenses of International Equity Fund A Class and International Equity Fund Institutional Class did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) through November 30, 1994. Prior to June 1, 1994, a waiver and reimbursement commitment was in place to ensure that expenses did not exceed 0.95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses, and 12b expenses) for International Equity Fund A Class and International Equity Fund Institutional Class. In the absence of such waiver, performance would have been affected negatively.

   (2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

   (3) Date of initial public offering of International Equity Fund Institutional Class was November 9, 1992. Pursuant to applicable regulation, total return shown for International Equity Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of International Equity Fund A Class and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

   (4) For the six months ended November 30, 1996, cumulative total return for International Equity Fund A Class at net asset value was 11.07%.

   (5)   Date of initial public offering of International
   Equity Fund A Class.

                   Cumulative Total Return (1)

                        International       International
                            Equity              Equity
                         Fund B Class        Fund B Class
                          (Including          (Excluding
                        Deferred Sales      Deferred Sales
                            Charge)             Charge)
    3 months ended
    11/30/96               6.30%               10.30%

    6 months ended
    11/30/96               6.72%               10.72%

    9 months ended
    11/30/96              10.98%               14.98%

    1 year ended
    11/30/96              19.38%               23.38%

    Period 9/6/94(2)
    through 11/30/96      19.99%               22.99%

   (1) Beginning December 1, 1995, the Managerhad elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund B Class do not exceed 2.55% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. From September 6, 1994 through November 30, 1994, a waiver and reimbursement commitment was in place to ensure that Total Operating Expenses of International Equity Fund B Class did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) through November 30, 1994.

   (2)   Date of initial public offering ofInternational Equity
   Fund B Class.


                           Cumulative Total Return (1)

                        International       International
                            Equity              Equity
                         Fund C Class        Fund C Class
                          (Including          (Excluding
                           Deferred            Deferred
                         Sales Charge)       Sales Charge)
    3 months ended
    11/30/96               9.23%               10.23%

    6 months ended
    11/30/96               9.73%               10.73%

    9 months ended
    11/30/96              13.92%               14.92%

    1 year ended
    11/30/96(2)           22.39%               23.39%

   (1) The Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund C Class do not exceed 2.55% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of International
   Equity Fund C Class was November 29, 1995.


                         Cumulative Total Return(1)

                     Global    Global   Global     Global
                     Bond      Bond     Bond       Bond
                     Fund      Fund     Fund       Fund
                     A Class   Insti-   B Class    B Class
                    (at Offer) tutional (Including (Excluding
                               Class      Deferred  Deferred
                                         Sales      Sales
                                        Charge)     Charge)
   3 months ended
   11/30/96          1.25%      6.50%        2.15%      6.15%

   6 months ended
   11/30/96          6.07%(2)  11.52%        6.98%     10.98%

   9 months ended
   11/30/96          6.72%     12.35%        7.52%     11.52%

   1 year ended
   11/30/96          8.92%     14.68%        9.51%     13.51%

   Period
   12/27/94(3)
   through
   11/30/96         29.38%     36.71%       30.20%     34.20%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Bond Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, Class B Shares and Institutional Class shares, respectively, do not exceed 1.25%, 1.95% and 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2) For the six months ended November 30, 1996, cumulative total return for Global Bond Fund A Class at net asset value was 11.35%.

   (3) Date of initial public offering of Global Bond Fund A
   Class, Global Bond Fund Institutional Class and Global Bond
   Fund B Class.

                                 Cumulative Total Return(1)

                     Global Bond         Global Bond
                    Fund C Class        Fund C Class
                     (Including          (Excluding
                      Deferred            Deferred
                    Sales Charge)       Sales Charge)
      3 months ended
       11/30/96           5.18%              6.18%

      6 months ended
        11/30/96         9.93%               10.93%

      9 months ended
         11/30/96        10.47%              11.47%

      1 year ended
          11/30/96(2)    12.51%               13.51%

   (1)                   The Manager had elected voluntarily to
  waive that
   portion, if any, of the annual management fees payable by Global Bond Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of Global Bond Fund C Class do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)    Date of initial public offering of Global Bond Fund C
   Class was November 29, 1995.


                      Cumulative Total Return(1)


                      Cumulative Total Return(1)

                     Global    Global   Global     Global
                     Assets    Assets   Assets     Assets
                     Fund      Fund     Fund       Fund
                     A Class   Insti-   B Class    B Class
                    (at Offer) tutional (Including (Excluding
                               Class    Deferred   Deferred
                                        Sales      Sales
                                        Charge)    Charge)
   3 months ended
   11/30/96           3.20%      8.35%     4.21%        8.21%

   6 months ended
   11/30/96           4.76%(3)  10.03%     5.62%        9.62%

   9 months ended
   11/30/96           7.12%     12.60%     7.81%       11.81%

   1 year  ended
   11/30/96          12.59%     18.38%    13.32%       17.32%

   Period
   12/27/96(4)
   through
   11/30/96          36.72%     44.28%    37.64%       41.64%

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Assets Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, Class B Shares and Institutional Class shares, respectively, do not exceed 1.25%, 1.95% and 0.95% (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

   (3) For the six months ended November 30, 1996, cumulative total return for Global Assets Fund A Class at net asset value was 9.97%.

   (4)  Date of initial public offering of Global Assets Fund A
   Class, Global Assets Fund Institutional Class and Global
   Assets Fund B Class.


                       Cumulative Total Return(1)

                       Global              Global
                       Assets              Assets
                    Fund C Class        Fund C Class
                     (Including          (Excluding
                      Deferred            Deferred
                    Sales Charge)       Sales Charge)
      3 months ended
      11/30/96           7.15%               8.15%

     6 months ended
      11/30/96           8.48%               9.48%

     9 months ended
       11/30/96          10.77%               11.77%

     1 year ended
       11/30/96(2)       16.33%                17.33%

   (1) The Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by Global Assets Fund and to pay the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of Global Assets Fund C Class do not exceed 1.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Global Assets Fund
   C Class was November 29, 1995.

                           Cumulative Total Return(1)


                     Emerging   Emerging  Emerging  Emerging
                     Markets    Markets   Markets   Markets
                     Fund       Fund      Fund      Fund
                     A Class    Insti-    B Class   B Class
                    (at Offer) tutional (Including (Excluding
                                Class     Deferred  Deferred
                                          Sales     Sales
                                          Charge)   Charge)
       3 months
       ended
       11/30/96      (5.41%)    (0.60%)   (4.86%)      (0.90%)

       Period
       6/10/96(2)
       through
       11/30/96      (5.05%)    (0.10%)   (4.58%)      (0.60%)

   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of the Class A Shares, Class B Shares and Institutional Class shares, respectively, do not exceed 2.00%, 2.70% and 1.70%, respectively, (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2) Date of initial public offering of Emerging Markets Fund A Class, Emerging Markets Fund Institutional Class and Emerging Markets Fund B Class; total return for this short of a time period may not be representative of longer term results.

                       Cumulative Total Return(1)

                      Emerging            Emerging
                       Markets            Markets
                    Fund C Class        Fund C Class
                     (Including          (Excluding
                      Deferred            Deferred
                    Sales Charge)       Sales Charge)
      3 months ended
       11/30/96          (1.89%)          (0.90%)

      Period 6/10/96(2)
       through 11/30/96  (1.59%)           (0.60%)


   (1) The Manager had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to pay the Fund's expenses to ensure that the Total Operating Expenses of the Class C Shares of this Fund do not exceed 2.70% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) through May 31, 1998. In the absence of such waiver, performance would have been affected negatively.

   (2)   Date of initial public offering of Emerging Markets
   Fund C Class; total return for this short of a time period may not be representative of longer term results.


    Because every investor's goals and risk threshold are different, the Distributor, as distributor for Global Funds, Inc. and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor may also provide information that discusses the overriding investment philosophy of Delaware Management Company, Inc. ("Delaware" or the "Sub- Adviser"), Delaware Investment Advisers, a division of Delaware, and the Manager, an affiliate of Delaware, and how that philosophy impacts Fund investment disciplines and strategies employed in seeking each Fund's objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of Delaware, including the number of such clients serviced by Delaware.

   Dollar-Cost Averaging
    For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

    Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment
   Plans for a complete description of these services, including restrictions or limitations.

    The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                            Number
         Investment          Price Per      of Shares
         Amount              Share          Purchased

         Month 1   $100      $10.00              10
         Month 2   $100      $12.50               8
         Month 3   $100      $ 5.00              20
         Month 4   $100      $10.00              10
         _______________________________________________
         $400                $37.50              48

   Total Amount Invested:  $400
   Total Number of Shares Purchased:  48
   Average Price Per Share:  $9.38 ($37.50/4)
   Average Cost Per Share:  $8.33 ($400/48 shares)

    This example is for illustration purposes only. It is not intended to represent the actual performance of any Fund.



   TRADING PRACTICES AND BROKERAGE

    The Manager selects brokers or dealers to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The Sub-Adviser performs this function with respect to transactions on behalf of Global Assets Fund and Global Equity Fund for the purchase and sale of U.S. securities. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager or the Sub-Adviser as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund may pay a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by International Equity Fund, Global Assets Fund and Emerging
   Markets Fund were as follows:

                                  November 30,
                             1996     1995        1994

   International Equity Fund $142,445  $85,113   $137,192
   Global Assets Fund(1)       21,197    5,155   N/A
   Emerging Markets Fund(2)    28,013    N/A     N/A

   (1) Date of initial offering of Global Assets Fund was December 27, 1994.

   (2)   Date of initial public offering of Emerging Markets
   Fund was June 10, 1996.

    The Manager or the Sub-Adviser may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    During the fiscal year ended November 30, 1996, portfolio transactions of the following Funds in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:
                                  Portfolio      Brokerage
                                  Transactions   Commissions
                                  Amounts        Amounts

    International Equity Fund     $6,430,845     $15,901
    Global Assets Fund           $2,777,479      $4,928
    Emerging Markets Fund(1)        -0-         -0-

   (1)   Date of initial public offering of Emerging Markets
   Fund was June 10, 1996.


    As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or the Sub-Adviser which constitute in some part brokerage and research services used by the Manager or the Sub-Adviser in connection with its investment decision- making process and constitute in some part services used by the Manager or the Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager or the Sub-Adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager or the Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

    The Manager or the Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the Sub-Adviser and Global Funds, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of a Fund's shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

   Portfolio Turnover
    A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of its investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

    The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

    Under certain market conditions, a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

    During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

                                  November 30,
                                  1996      1995
    International Equity Fund      9%       21%
    Global Bond Fund              42%       98%*
    Global Assets Fund            34%       57%*
    Emerging Markets Fund         36%*      N/A

   *Annualized


   PURCHASING SHARES

    The Distributor serves as the national distributor for each Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Global Funds, Inc. or the Distributor.

    The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or the Sub-Adviser or any of their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

    Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Global Funds, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares and that, absent any applicable fee waiver, Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

    Selling dealers are responsible for transmitting orders promptly. Global Funds, Inc. reserves the right to reject any order for the purchase of its shares of a Fund if in the opinion of management such rejection is in such Fund's best interest.

    The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Global Funds, Inc. and the Distributor intend to operate in compliance with these rules.

    Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares, absent any applicable fee waiver, are also subject to annual 12b-1 Plan expenses.

    Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which, absent any applicable fee waiver, are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses.

    Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares, absent any applicable fee waiver, are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

    The distributor has voluntarily elected to waive the payment of 12b-1 Plan expenses by the Global Equity Fund from the commencement of the public offering through December 31, 1997 and by the International Small Cap Fund from the commencement of the public offering through May 31, 1998.


    Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.
   See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

    Class A Shares, Class B Shares, Class C Shares and
   Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

    Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Global Funds, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Funds for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

   Alternative Purchase Arrangements

    The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and, absent any applicable fee waiver, annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and, absent any applicable fee waiver, annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

    Class A Shares - International Equity Fund, International Small Cap Fund, Global Bond Fund, Global Assets Fund, Emerging Markets Fund and Global Equity Fund
    Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

    International Equity Fund A Class
   ____________________________________________________________
                                                       Dealer's
                             Front-End Sales      Commission***
                                 Charge as % of         as % of
                                Offering    Amount     Offering
    Amount of Purchase          Price       Invested**   Price
   ____________________________________________________________
   Less than $100,000            4.75%      4.99%        4.00%
   $100,000 but under $250,000   3.75       3.90%        3.00
   $250,000 but under $500,000   2.50       2.60%        2.00
   $500,000 but under
   $1,000,000*                   2.00       2.05%        1.60
   ____________________________________________________________

   International Small Cap Fund A Class
   ____________________________________________________________
                                                       Dealer's
                          Front-End Sales      Commission***
                                   Charge as % of       as % of
                                Offering    Amount     Offering
    Amount of Purchase          Price       Invested** Price
   ____________________________________________________________
    Less than $100,000           4.75%      4.94%        4.00%
    $100,000 but under $250,000  3.75       3.88%        3.00
    $250,000 but under $500,000  2.50       2.59%        2.00
    $500,000 but under
    $1,000,000*                   2.00       2.00%        1.60
   ____________________________________________________________

   Global Bond Fund A Class
   ____________________________________________________________
                                                       Dealer's
                            Front-End Sales      Commission***
                               Charge as % of         as % of
                                Offering    Amount     Offering
    Amount of Purchase          Price       Invested**   Price
   ____________________________________________________________
    Less than $100,000           4.75%      4.97%        4.00%
    $100,000 but under $250,000  3.75       3.92%        3.00
    $250,000 but under $500,000  2.50       2.53%        2.00
    $500,000 but under
    $1,000,000*                  2.00       2.01%        1.60
   ____________________________________________________________

   Global Assets Fund A Class
   ____________________________________________________________
                                                       Dealer's
                            Front-End Sales      Commission***
                            Charge as % of         as % of
                                Offering    Amount     Offering
    Amount of Purchase          Price       Invested**   Price
   ____________________________________________________________
    Less than $100,000           4.75%      4.96%        4.00%
    $100,000 but under $250,000  3.75       3.91%        3.00
    $250,000 but under $500,000  2.50       2.56%        2.00
    $500,000 but under
    $1,000,000*                  2.00       2.03%        1.60
   ____________________________________________________________

   Emerging Markets Fund A Class
   ____________________________________________________________
                                                      Dealer's
                            Front-End Sales      Commission***
                               Charge as % of         as % of
                                Offering    Amount     Offering
    Amount of Purchase          Price       Invested**   Price
   ____________________________________________________________
    Less than $100,000           4.75%      5.02%        4.00%
    $100,000 but under $250,000  3.75       3.92%        3.00
    $250,000 but under $500,000  2.50       2.61%        2.00
    $500,000 but under
    $1,000,000*                  2.00       2.01%        1.60
   ____________________________________________________________

   Global Equity Fund A Class
   ____________________________________________________________
                                                      Dealer's
                            Front-End Sales      Commission***
                            Charge as % of         as % of
                                Offering     Amount    Offering
    Amount of Purchase          Price       Invested**   Price
   ____________________________________________________________
    Less than $100,000           4.75%      4.94%        4.00%
    $100,000 but under $250,000  3.75       3.88%        3.00
    $250,000 but under $500,000  2.50       2.59%        2.00
    $500,000 but under
    $1,000,000*                  2.00       2.00%        1.60
   ____________________________________________________________


    * There is no front-end sales charge on purchases of $1,000,000 or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales
    charge may apply upon redemption of such shares.   The
    contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

    **   Based on the net asset values per share of the
    respective Fund's Class A Shares as of the end of Global
    Funds, Inc.'s most recent fiscal year, except that International Small Cap Fund A Class and Global Equity Fund
    A Class are based on an initial net asset value of $8.50 per share.

    ***   Financial institutions or their affiliated brokers
    may receive an agency transaction fee in the percentages
    set forth above.
   ____________________________________________________________

     A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charges shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
   ____________________________________________________________


     Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

    Dealer's Commission
     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                             Dealer's
                                             Commission
                                             (as a percentage
                                                of
     Amount of Purchase                      amount purchased)

     Up to $2 million                             1.00%
     Next $1 million up to $3 million             0.75
     Next $2 million up to $5 million             0.50
     Amount over $5 million                       0.25

     In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other
   Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under
   Redemption and Exchange in the Fund Classes' Prospectus) may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

    Contingent Deferred Sales Charge - Class B Shares and Class
   C Shares
     Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge--Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

     The following table sets forth the rates of the CDSC for Class B Shares of each Fund:

                                               Contingent
                                             Deferred Sales
                                             Charge (as a
                                             Percentage of
                                             Dollar Amount
     Year After Purchase Made                Subject to Charge)

          0-2                                    4%
          3-4                                    3%
          5                                      2%
          6                                      1%
          7 and thereafter                       None



    During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares, absent any applicable fee waiver, will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectuses for the Fund Classes.

    Plans Under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, Global Funds, Inc. has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of a Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

     The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to
    Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

     The maximum aggregate fee payable by a Fund under its Plans and a Fund's Distribution Agreement, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets for the year. Global Funds, Inc.'s Board of Directors may reduce these amounts at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C
    Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Global Funds, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Global Funds, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

     Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B
   Shares and Class C Shares of the respective Funds and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that class. The Plans and the Distribution Agreements, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under a Plan must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Shares' Plans any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting securities of Class B Shares of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Global Funds, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Global Funds, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for its review.

     For the fiscal year ended November 30, 1996, payments from Class A Shares, Class B Shares and Class C Shares of
    International Equity Fund amounted to $228,319, $64,523 and
    $5,409, respectively. Such amounts were used for the following purposes:


                    International  International  International
                    Equity Fund    Equity Fund    Equity Fund
                    A Class        B Class        C Class
    Advertising          ---            ---            ---

    Annual/Semi-
    Annual Reports       $5,565         ---            ---

    Broker Trails        $180,704       $15,882        ---

    Broker Sales
    Charges              ---            $26,538        $5,073

    Dealer Service
    Expenses             ---            ---            ---

    Interest on Broker
    Sales Charges        ---            $18,627        $336

    Commissions to
    Wholesalers          $1,316         $2,887         ---

    Promotional-Broker
    Meetings             $560           $589           ---

    Promotional-Other    $34,629        ---            ---

    Prospectus
    Printing             $5,545         ---            ---

    Telephone            ---            ---            ---

    Wholesaler
    Expenses             ---            ---            ---

    Other           ---            ---            ---

     For the fiscal year ended November 30, 1996, payments from Class A Shares, Class B Shares and Class C Shares of Global
    Bond Fund amounted to $5,484, $3,838 and $620, respectively. Such amounts were used for the following purposes:

                    Global         Global         Global
                    Bond Fund      Bond Fund      Bond Fund
                    A Class        B Class        C Class

    Advertising          ---            ---            ---

    Annual/
    Semi-Annual
    Reports              $181           ---            ---

    Broker Trails        $4,160         $277           ---

    Broker Sales
    Charges              ---            $1,589         $464

    Dealer Service
    Expenses             ---            $39            $3

    Interest on
    Broker Sales
    Charges              ---            $1,096         $40

    Commissions to
    Wholesalers          ---            $608           $107

    Promotional-
    Broker Meetings      ---            $40            $2

    Promotional-Other    ---            ---            ---

    Prospectus
    Printing             $1,035         $7             ---

    Telephone            $108           $182           ---

    Wholesaler
    Expenses             ---            ---            $4

    Other                ---            ---            ---


     For the fiscal year ended November 30, 1996, payments from Class A Shares, Class B Shares and Class C Shares of Global
    Assets Fund amounted to $23,324, $26,341 and $4,989, respectively. Such amounts were used for the following purposes:

                         Global         Global         Global
                         Assets Fund    Assets Fund    Assets
    Fund
                         A Class        B Class        C Class

    Advertising          ---            ---            ---

    Annual/Semi-
    Annual Reports       $473           ---            ---

    Broker Trails        $19,128        $6,663         ---

    Broker Sales Charges ---            $11,249        $4,695

    Dealer Service
    Expenses             ---            ---            ---

    Interest on Broker
    Sales Charges        ---            $7,189         $294

    Commissions to
    Wholesalers          ---            $974           ---

    Promotional-
    Broker Meetings      $1             $266           ---

    Promotional-Other    $3,282         ---            ---

    Prospectus Printing  $440           ---            ---

    Telephone            ---            ---            ---

    Wholesaler Expenses  ---            ---            ---

    Other                ---            ---            ---


     For the period June 10, 1996 (date of initial public offering) through November 30, 1996, payments from Class A Shares, Class B Shares and Class C Shares of Emerging
   Markets Fund amounted to $3,206, $652 and $831, respectively. Such amounts were used for the following purposes:

                  Emerging       Emerging       Emerging
                    Markets Fund    Markets Fund   Markets Fund
                   A Class        B Class        C Class

    Advertising          ---            ---            ---

    Annual/Semi-
    Annual Reports       ---            ---            ---

    Broker Trails        $2,508         $163           ---

    Broker Sales Charges ---            $242           $418

    Dealer Service
    Expenses             ---            ---            $1

    Interest on Broker
    Sales Charges        ---            $215           $21

    Commissions to
    Wholesalers          $70            $24            $354

    Promotional-Broker
    Meetings             ---            $8             $8

    Promotional-Other    $628           ---            ---

    Prospectus Printing  ---            ---            ---

    Telephone            ---            ---            $1

    Wholesaler Expenses  ---            ---            $28

    Other                ---            ---            ---


     The staff of the SEC has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. Global Funds, Inc. intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

    Other Payments to Dealers - Class A, Class B and Class C
   Shares
     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

    Special Purchase Features - Class A Shares

    Buying Class A Shares at Net Asset Value
     Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

    Current and former officers, directors and employees of Global Funds, Inc., any other fund in the Delaware Group, the Sub-Adviser, including the Manager, the Sub-Adviser's affiliates, or any of the Sub-Adviser's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any such Class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

    Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. In addition, purchases of Class A Shares may be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of a Fund's Institutional Class. Officers, directors and key employees of institutional clients of the Manager, the Sub-Adviser or any of their affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Global Funds, Inc. may reasonably require to establish eligibility for purchase at net asset value.

    Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their customers when they are not eligible to purchase shares of the institutional class of the fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and in any stable value product available through the Delaware Group, or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.

    Purchases of Class A Shares of the International Equity Fund at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares as a result of a change in the distribution arrangements.

    Investors in Delaware-Voyageur Unit
   Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

    Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

    The Funds must be notified in advance that the trade qualifies for purchase at net asset value.

    Letter of Intention
    The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Global Funds, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
   CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of a Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.

    Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

    Combined Purchases Privilege
   In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
   CDSC).

    The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

    Right of Accumulation
    In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with thecurrent purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

    12-Month Reinvestment Privilege
    Holders of Class A Shares of a Fund (and of the Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

    Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

    Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

    Group Investment Plans

    Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 39, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in which the investment is being made in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

    The Institutional Classes
    Each Fund's Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Sub-Adviser, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

    Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

    INVESTMENT PLANS

    Reinvestment Plan/Open Account

    With the exception of Global Equity Fund and International Small Cap Fund, unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of each Class of Global Equity Fund and International Small Cap Fund and the Institutional Classes of the other Funds are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

    Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which the shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

    Reinvestment of Dividends in Other Delaware Group Funds Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus for the Fund Classes.

    Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B--Classes Offered in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

    This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE
   401(k), Profit Sharing and Money Purchase Pension Plans,
   401(k) Defined Contribution Plans, or 403(b)(7) or 457
   Deferred Compensation Plans.

    Investing by Electronic Fund Transfer
    Direct Deposit Purchase Plan--Investors may arrange for any Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

    Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

    This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE
   401(k), Profit Sharing and Money Purchase Pension Plans,
   401(k) Defined Contribution Plans, or 403(b)(7) or 457
   Deferred Compensation Plans.

                                 *     *     *

    Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

    Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

    Direct Deposit Purchases by Mail
    Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Global Funds, Inc. for proper instructions.

    Wealth Builder Option
    Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

    Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

    Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.

    This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE
   401(k), Profit Sharing and Money Purchase Pension Plans,
   401(k) Defined Contribution Plans, or 403(b)(7) or 457
   Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.


    Delaware Group Asset Planner
    To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Delaware Group Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

    The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange in the Prospectus. Also see Buying Class A Shares at Net
   Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds.

    An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

    Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


    Retirement Plans for the Fund Classes

    An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Group offers a full spectrum of qualified and non-qualified retirement plans, including the 401(k) deferred compensation plan, Individual Retirement Account ("IRA"), and the new Roth IRA. See Appendix A for additional information on IRAs.



    The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectuses for the Fund Classes for a list of the instances in which the CDSC is waived.

    Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

    Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

    Certain shareholder investment services available to non-retirement plan shareholders may not be available to
   retirement plan shareholders.   Certain retirement plans may
   qualify to purchase shares of the Institutional Classes.
   See The Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

    It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

    Taxable distributions from the retirement plans may be subject to withholding.

    Please contact your investment dealer or the Distributor for the special application forms required for the plans.




    DETERMINING OFFERING PRICE AND NET ASSET VALUE

    Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Selling dealers are responsible for transmitting orders promptly.

    The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

    An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Funds' financial statements which are incorporated by reference into this Part B.

    Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer or major bank which is a regular participant in the institutional foreign exchange markets. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

    Each class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that the Institutional Classes will not incur any of the expenses under Global Funds, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of a
   Fund will vary.   During the period the current waivers of
   12b-1 Plan expenses by the Distributor in connection with the distribution of Class A, Class B and Class C Shares of Global Equity Fund and International Small Cap Fund remain applicable no such variance shall arise.

    REDEMPTION AND REPURCHASE

    Any shareholder may require a Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund, at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

    In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

    Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

    Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase.
   See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wiredescribed below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

    Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

    Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already been settled. A Fund will honor the redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

    If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

    In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

    Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Global Funds, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

    The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

    Small Accounts
    Before a Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by Global Funds, Inc.'s Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in Global Funds, Inc.'s Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to redemptions described in this paragraph.

    With respect to International Equity Fund and Global
   Assets Fund only, effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed on accounts with balances below the stated minimum nor be subject to involuntary redemption.

                                *      *      *

    Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

    Expedited Telephone Redemptions
    Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

    In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

    1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

    2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

    Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

    To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

    If expedited payment under these procedures could adversely affect a Fund, such Fund may take up to seven days to pay the shareholder.

    Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

    Systematic Withdrawal Plans
    Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

    Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of a Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may in time be depleted, particularly in a declining market.

    The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

    Withdrawals under this plan made concurrently with the purchases of additional shares of the same Fund may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

    An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

    The Systematic Withdrawal Plan is not available for the Institutional Classes, or currently, any of the Fund Classes of Global Equity Fund or International Small Cap Fund.

    DISTRIBUTIONS

    International Equity Fund and Global Assets Fund will normally declare and make payments from net investment income on a quarterly basis. Global Bond Fund will normally declare and make payments from net investment income on a monthly basis. International Small Cap, Emerging Markets and Global Equity Funds each will normally declare and make payments from net investment income on an annual basis.

    Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

    Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

    Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

    Under the Taxpayer Relief act of 1997 (the "1997 Act"), a
    Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

          "Pre-Act long-term capital gains":   securities sold by a
    Fund before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

    "Mid-term capital gains" or "28 percent rate gain":
   securities sold by a Fund after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

    "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by a Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by a Fund after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

    "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket.

    Because of each Fund's investment policy, it is expected that either none or only a nominal portion of a Fund's dividends will be eligible for the dividends-received deduction for corporations. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

    Shareholders will be notified annually by Global Funds, Inc., Inc. as to the federal income tax status of dividends and distributions paid by their Fund.

    In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers.

    See also Other Tax Requirements under Accounting and Tax
   Issues in this Part B.

    INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENT

    Delaware International Advisers Ltd. ("Delaware International" or the "Manager"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to each Fund, subject to the supervision and direction of Global Funds, Inc.'s Board of Directors. Delaware International is affiliated with Delaware Management Company, Inc. ("Delaware"). Delaware International has entered into separate Sub-Advisory Agreements with Delaware for Global Assets Fund and Global Equity Fund.

    Delaware Management Company, Inc. ("Delaware") and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1997, Delaware and its affiliates in the Delaware Group, including the Manager, were managing in the aggregate more than $38 billion in assets in the various institutional or separately managed (approximately $22,496,609,000) and investment company (approximately $16,012,252,000) accounts.

    The Investment Management Agreement for each Fund, with the exception of International Small Cap, Emerging Markets and Global Equity Funds, and the Sub-Advisory Agreement for Global Assets Fund are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreement for Emerging Markets Fund is dated May 1, 1996 and was approved by shareholders on April 30, 1996. The Investment Management Agreements for International Small Cap Fund and Global Equity Fund, and the Sub-Advisory Agreement for Global Equity Fund are each dated July 21, 1997 and were approved by the initial shareholder on July 18, 1997.

    The Agreements have an initial term of two years and may be further renewed after their initial terms only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of the renewal thereof have been approved by the vote of a majority of the directors of Global Funds, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of Global Funds, Inc. or by the Manager. The Agreements will terminate automatically in the event of their assignment.

    The Manager manages each Fund's investments. The compensation paid by International Equity, Global Bond and Global Assets Funds for investment management services is equal to (on an annual basis) 0.75% of each Fund's respective average daily net assets, less all directors' fees paid to the unaffiliated directors by the Fund. The compensation paid by International Small Cap Fund and Emerging Markets Fund for investment management services is equal to (on an annual basis) 1.25% of the Fund's average daily net assets and the investment management compensation paid by Global Equity Fund, is equal to (on an annual basis) 0.80% of the Fund's average daily net assets. The fees paid to Delaware International, while higher than the advisory fees paid to other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies.

    Under the separate Sub-Advisory Agreements for Global Assets Fund and Global Equity Fund, Delaware manages the Funds' investments in U.S. securities. Delaware will receive from the Manager, 25% of the investment management fees under the Manager's Investment Management Agreement with Global Funds, Inc. on behalf of Global Assets Fund and 50% of the investment management fees under the Investment Management Agreement for Global Equity Fund.

    On November 30, 1996, the total net assets of Global
   Funds, Inc. were $173,937,190, broken down as follows:

    International Equity Fund             $136,158,064
    Global Bond Fund                       $10,999,283
    Global Assets Fund                     $20,063,476
    Emerging Markets Fund                   $6,716,367

        Beginning December 1, 1995, Delaware International had elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund, Global Bond Fund and Global Assets Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses (i) of Class A Shares of those Funds do not exceed 1.85%, 1.25% and 1.25%, respectively,
   (ii) of Class B Shares of those Funds do not exceed 2.55%, 1.95% and 1.95%, respectively, and (iii) of Institutional Class of shares of those Funds do not exceed 1.55%, 0.95% and 0.95%, respectively (in each case, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of 12b-1 expenses) through November 30, 1997. Delaware International had elected to voluntarily waive that portion, if any, of the annual management fees payable by Emerging Markets Fund and to reimburse the Fund's expenses to ensure that the Total Operating Expenses of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of this Fund did not exceed 2.00%, 2.70%, 2.70% and 1.70% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of applicable 12b-1 expenses) from the date of initial public offering through November 30, 1996. The voluntary waivers for each of these Funds have been extended through May 31, 1998.

    Beginning with the commencement of operations of International Small Cap Fund through May 31, 1998, the Distributor has elected to voluntarily waive 12b-1 expenses and Delaware International has voluntarily elected to waive that portion, if any, of the annual management fees payable by International Small Cap Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of the Class A Shares, Class B Shares, Class C Shares and the Institutional Class of this Fund do not exceed 1.25% on an annualized basis.


    Beginning with the commencement of operations of Global Equity Fund through December 31, 1997, the Distributor has elected to voluntarily waive 12b-1 expenses and Delaware International has elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund do not exceed 0.80% on an annualized basis.

    From June 1, 1994 through November 30, 1994, Delaware International elected voluntarily to waive that portion, if any, of the annual management fees payable by International Equity Fund and to reimburse the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of International Equity Fund A Class and International Equity Fund Institutional Class did not exceed 1.50% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and, in the case of International Equity Fund A Class, 12b-1 expenses). Through November 30, 1994, the waiver and reimbursement noted above with respect to International Equity Fund A Class also applied to International Equity Fund B Class. Prior to June
   1, 1994, a waiver and reimbursement commitment was in place to ensure expenses did not exceed 1.25% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of 12b-1 expenses) and 0.95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) for International Equity Fund A Class and International Equity Fund Institutional Class, respectively. Delaware International had also elected to voluntarily waive that portion, if any, of the annual management fees payable by Global Bond Fund and Global Assets Fund and to reimburse a Fund's expenses to ensure that the Total Operating Expenses of these Funds (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and, in the case of Global Bond Fund A Class, Global Bond Fund
   B Class, Global Assets Fund A Class and Global Assets Fund B Class, 12b-1 expenses) did not exceed 0.95% through November 30, 1995.

    Investment management fees incurred for the last three fiscal years with respect to each Fund which was operational at the end of the last fiscal year follows:


                     November 30,   November 30,   November 30,
    Fund             1996              1995              1994

    International    $792,625          $512,638       $415,544
    Equity Fund      earned            paid           earned
                     $683,170                         $266,273
                     109,455                          paid
                     waived                           $149,271
                                                      waived

    Global
    Bond Fund(1)     $29,065           $4,777         N/A
                     earned            earned
                       -$0- paid       -$0- paid      N/A
                     $29,065           $4,777          N/A
                     waived            waived

    Global
    Assets Fund(1)   $95,908           $12,907        N/A
                     paid              earned
                     -$0- paid         -$0- paid      N/A
                     $95,908           $12,907        N/A
                     waived            waived

    Emerging
    Markets
    Fund(2)          $35,197           N/A            N/A
                     earned
                     -$0- paid         N/A            N/A
                     $35,197           N/A            N/A
                     waived

    (1) Date of initial public offering was December 27, 1994.
    (2) Date of initial public offering was June 10, 1996.

    Delaware International and Delaware are controlled and indirectly, wholly owned by Delaware Management Holdings, Inc.

    Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

    The ratios of expenses to average net assets for the fiscal year ended November 30, 1996 for each Class of International Equity Fund, Global Bond Fund and Global
   Assets Fund were as follows:


                  Class A   Class B   Class C   Institutional
                  Shares    Shares    Shares         Class
    International
    Equity Fund   1.85%     2.55%     2.55%          1.55%

    Global Bond
    Fund          1.25%     1.95%     1.95%          0.95%

    Global Assets
    Fund          1.25%     1.95%     1.95%          0.95%

      The ratios for Class A Shares, Class B Shares and Class C Shares reflect the impact of 12b-1 Plan fees and the ratios for each Class reflect the voluntary waiver of fees by the Manager noted above. The ratios of expenses to average daily net assets for Class A Shares, Class B Shares, Class C Shares and Institutional Class of International Small Cap Fund are expected to equal, on an annual basis, 2.00%, 2.70%, 2.70% and 1.70%, respectively, reflecting the 12b-1 Plan fees in the case of Class A Shares, Class B Shares and Class C Shares, and the waiver of fees by the Manager noted above. The ratios of expenses to average daily net assets on an annualized basis for all Classes of Global Equity Fund are each expected to equal 0.80%, reflecting the waivers of investment management and 12b-1 Plan fees, and the reimbursement of expenses, all as described below.

    Distribution and Service

    The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, serves as the national distributor of the shares of International Equity, Global Bond and Global Assets Funds, under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor serves as the national distributor of Emerging Markets Fund's shares under a Distribution Agreement dated May 1, 1996 and also serves in the same capacity for International Small Cap Fund and Global Equity Fund under separate Distribution Agreements July 21, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each class. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of each Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. The Distributor has elected voluntarily to waive payments under the 12b-1 Plan for the Class A Shares, the Class B Shares and the Class C Shares of Global Equity Fund during the commencement of the public offering of the Fund through December 31, 1997 and of International Small Cap Fund during the commencement of the public offering of the Fund through May 31, 1998.

      The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an amended and restated agreement dated July 21, 1997. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

    OFFICERS AND DIRECTORS

     The business and affairs of Global Funds, Inc. are managed under the direction of its Board of Directors.

    Certain officers and directors of Global Funds, Inc. hold identical positions in each of the other funds in the Delaware Group. As of June 30, 1997, the officers and directors of Global Funds, Inc., as a group, owned less than 1% of the outstanding shares of Class A, Class B and Class C Shares of International Equity Fund, Global Assets Fund, Global Bond Fund and Emerging Markets Fund and 2.60% of the outstanding share of International Equity Fund Institutional Class; and 6.44% of the outstanding shares of Global Bond Fund Institutional Class; and 15.17% of the outstanding shares of Global Assets Fund Institutional Class.

    As of June 30, 1997, management believes the following accounts held 5% or more of a Class of shares of a Fund:


                    Name and Address         Share
    Class           of Account               Amount  Percentage
    International   Merrill Lynch, Pierce,
    Equity Fund     Fenner & Smith
    B Class         For the Sole Benefit
                    of its Customers Attention:
                    Fund Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL 32246   304,902     19.00%


    International   Merrill Lynch,
    Equity Fund     Pierce Fenner & Smith
    C Class         For the Sole Benefit
                    of its Customers Attention:
                    Fund Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL  32246  226,064     45.89%

    International   Northern Telecom, Inc.
    Equity Fund     Long Term Investment Plan
    Institutional   c/o BTNY Service
    Class           Attention:  Gina Anzalone
                    34 Exchange Place MS 3064
                    Jersey City, NJ  07302   1,463,915   45.43%

                    RS 401(k) Plan
                    Price Waterhouse LLP
                    Savings Plan
                    1410 North Westshore Blvd.
                    P.O. Box 30004
                    Tampa, FL  33630         821,449     25.49%

                    RS DMC Employee Profit
                    Sharing Plan
                    Delaware Management Company
                    Employee Profit Sharing Trust
                    c/o Rick Seidel
                    1818 Market Street
                    Philadelphia, PA  19103  318,624     9.89%

                    Charles Schwab & Co. Inc.
                    Attention:  Mutual Fund Dept.
                    101 Montgomery Street
                    San Francisco, CA  94104 253,310     7.86%

    Global Assets   Richard H. Hoffman
    Fund A Class    and Merris Ann Hoffman
                    1811 Lesher Mill Road
                    Palm, PA 18070           29,804    6.58%

    Global Assets   Merrill Lynch, Pierce,
    Fund B Class    Fenner & Smith
                    For the Sole Benefit
                    of its Customers
                    Attention:  Fund
                    Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL 32246   107,031     39.28%

    Global Assets   Merrill Lynch, Pierce,
    Fund C Class    Fenner & Smith
                    For the Sole Benefit
                    of its Customers
                    Attention:  Fund
                    Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL  32246  119,422     60.54%

                    Emery Jahnke
                    Ann Jahnke  JT TEN
                    2402 Lilac Lane
                    Fargo, ND 58102          18,294      9.27%


    Global Assets   Delaware Management Co.
    Fund            c/o Joseph H. Hastings
    Institutional   1818 Market Street
    Class           17th Floor
                    Philadelphia, PA  19103  89,319   53.20%

                    RS DMC Employee Profit
                    Sharing Plan
                    Delaware Management Company
                    Employee Profit Sharing Trust
                    c/o Rick Seidel
                    1818 Market Street
                    Philadelphia, PA  19103  68,694      40.91%

    Global Bond     Merrill Lynch, Pierce,
    Fund B Class    Fenner & Smith
                    For the Sole Benefit
                    of its Customers
                    Attention: Fund Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL 32246   10,755      10.32%

                    NFSC/FEBO
                    Bodil B. Ottesen
                    6004 Hunt Ridge Road #2631
                    Baltimore, MD 21210      9,309      8.93%

                    NFSC/FMTC IRA
                    FBO Jennifer J. Thomas
                    12603 Mt. Laurel Court
                    Reisterstown, MD 21136   9,197      8.81%

                    Bruce A. Baker and
                    Claire B. Baker
                    3 Nolen Lane
                    Darien, CT  06820        8,546      8.20%

    Global Bond     NFSC/FMTC IRA Rollover
    Fund C Class    FBO Lester C. Gilman, Jr.
                    1485 Kathleen Place
                    Englewood, FL 34223      21,656      38.42%

                    Prudential Securities, Inc.
                    FBO Cline G. Hickok
                    120 Nature Valley Place
                    Owatonna, MN 55060       9,726      17.26%

                    Donaldson Lufkin Jenrette
                    Securities Corporation, Inc.
                    P.O. Box 2052
                    Jersey City, NJ 07303    3,106      5.51%

                    NFSC/FEBO
                    John S. McNally
                    Charlotte McNally
                    457 Glenview Drive
                    Lower Burrell, PA 15068  2,978      5.28%

    Global Bond     Lincoln National
    Fund            Life Insurance Co.
    Institutional   Attention:  Karen Gerke 4CO1
    Class           1300 S. Clinton Street
                    Fort Wayne, IN  46802    203,038     22.53%

    Global Bond     Delaware Management Co.
    Fund            c/o Joseph H. Hastings
    Institutional   1818 Market Street - 17th Floor
    Class           Philadelphia, PA 19103     44,810   5.53%

                    DMC Employee Profit
                    Sharing Plan
                    Delaware Management Company, Inc.
                    Employee Profit Sharing Trust
                    c/o Rick Seidel
                    1818 Market Street
                    Philadelphia, PA 19103   48,605      5.39%

    Emerging        John B. Delander
    Markets         P.O. Box 2873
    Fund A          Clearwater, FL 34617     50,000      5.42%
    Class

    Emerging        Merrill Lynch, Pierce,
    Markets         Fenner & Smith
    Fund C          For the Sole Benefit
    Class           of its Customers
                    Attention: Fund
                    Administration
                    4800 Deer Lake Drive East
                    3rd Floor
                    Jacksonville, FL 32246   24,674      27.52%

                    NFSC/FMTC IRA Rollover
                    FBO Lester C. Gilman, Jr.
                    1485 Kathleen Place
                    Englewood, FL 34223      5,472      6.10%

                    Prudential Securities, Inc.
                    FBO Cline G. Hickok &
                    Dianne R. Hickok JT TEN
                    120 Nature Valley Place
                    Owatonna, MN 55060       5,417       6.04%

    Emerging        RS DMC Employee
    Markets         Profit Sharing Plan
    Fund            Delaware Management Company
    Institutional   Employee Profit Sharing Trust
    Class           c/o Rick Seidel
                    1818 Market Street
                    Philadelphia, PA  19103 119,053     67.78%

                    Bost & Co.
                    Mutual Funds Operations
                    P.O. Box 3198
                    Pittsburgh, PA 15230     29,661      16.89%


     DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between Global Funds, Inc. on behalf of each Fund, with the exception of International Small Cap Fund, Emerging Markets Fund and Global Equity Fund, and the Manager, and a new Sub-Advisory Agreement between the Manager and the Sub-Adviser on behalf of Global Assets Fund were executed following shareholder approval. DMH, the Manager and the Sub- Adviser are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

    Certain officers and directors of Global Funds, Inc. hold identical positions in each of the other funds in the Delaware Group. Directors and principal officers of Global Funds, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

    *Wayne A. Stork (60)
        Chairman and Director and/or Trustee of Global Funds, Inc. and each of the other 32 investmentcompanies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
        Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.
        Chairman, President, Chief Executive Officer, Chief Investment Officer and Director of Delaware Management Company, Inc.
        Chairman, Chief Executive Officer and Director of Delaware International Advisers Ltd. and Delaware International Holdings Ltd.
        Chairman of Delaware Distributors, L.P.
        Director of Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.
        Chief Executive Officer of Delvoy, Inc.
        During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

    *Jeffrey J. Nick (44)
        President, Chief Executive Officer, Director and/or Trustee of Global Funds, Inc. and each of the 32 other investment companies in the Delaware Group.
        President, Chief Executive Officer and Director of Delaware Management Holdings, Inc.
        President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc.
        President of Lincoln Funds Corporation.
        From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.


    *Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940
    Act.

    Richard G. Unruh, Jr. (58)
        Executive Vice President of Global Funds, Inc. and each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
        Executive Vice President and Director of Delaware
    Management Company, Inc.
        Director of Delaware International Advisers Ltd.
        During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

    Paul E. Suckow (50)
        Executive Vice President/Chief Investment Officer, Fixed Income of Global Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management
    Holdings, Inc.
        Executive Vice President and Director of Founders
    Holdings,     Inc.
        Executive Vice President of Delaware Capital
    Management, Inc.
        Director of Founders CBO Corporation.
        Director of HYPPCO Finance Company Ltd.
        Before returning to the Delaware Group in 1993, Mr. Suckow was Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.

    Walter P. Babich (70)
        Director and/or Trustee of Global Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
        460 North Gulph Road, King of Prussia, PA  19406.
        Board Chairman, Citadel Constructors, Inc.
        From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

    Anthony D. Knerr (59)
        Director and/or Trustee of Global Funds, Inc. and each ofthe other 32 investment companies in the Delaware Group. 500 Fifth Avenue, New York, NY 10110.
        Founder and Managing Director, Anthony Knerr &
     Associates.
        From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York.
        From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

    Ann R. Leven (57)
        Director and/or Trustee of Global Funds, Inc. and each of the other 32 investment companies in the Delaware Group. 785 Park Avenue, New York, NY 10021.
        Treasurer, National Gallery of Art.
        From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

    W. Thacher Longstreth (77)
        Director and/or Trustee of Global Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
        City Hall, Philadelphia, PA  19107.
        Philadelphia City Councilman.

    Thomas F. Madison (61)
        Director and/or Trustee of Global Funds, Inc. and 32 other investment companies in the Delaware Group.
        President and Chief Executive Officer, MLM Partners,
    Inc.
        200 South Fifth Street, Suite 2100, Minneapolis,
    Minnesota 55402.
        Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance
    Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

    Charles E. Peck (72)
        Director and/or Trustee of Global Funds, Inc. and each of the other 32 investment companies in the Delaware Group.
        P.O. Box 1102, Columbia, MD  21044.
        Secretary/Treasurer, Enterprise Homes, Inc.
        From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.


    *Director affiliated with the Funds' investment manager and considered an "interested person" as defined in the 1940
    Act.


    David K. Downes (57)
        Executive Vice President/Chief Operating Officer/Chief Financial Officer of Global Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
        Executive Vice President, Chief Operating Officer, ChiefFinancial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
        President/Chief Executive Officer/Chief Financial Officer and Director of Delaware Service Company, Inc.
        President/Chief Operating Officer/Chief Financial Officer and Director of Delaware International Holdings, Inc.
        Vice President of Lincoln Funds Corporation.
        Chairman, Chief Executive Officer and Director of Delaware Investment & Retirement Services, Inc.
        Chairman and Director of Delaware Management Trust
    Company.
        Director of Delaware International Advisers Ltd. Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

    George M. Chamberlain, Jr. (50)
        Senior Vice President and Secretary of Global Funds, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
        Senior Vice President, Secretary, General Counsel and Director of DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc.,
    Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc. and Delvoy, Inc.
        Executive Vice President, Secretary, General Counsel and Director of Delaware Management Trust Company.
        Senior Vice President and Director of Delaware
    International Holdings Ltd.
        Director of Delaware International Advisers Ltd. Secretary of Lincoln Funds Corporation.
        Attorney.
        During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

    Joseph H. Hastings (48)
        Senior Vice President/Corporate Controller of the Global Funds, Inc., each of the other 33 investment companies in the Delaware Group and Founders Holdings, Inc.
        Senior Vice President/Corporate Controller/Treasurer of Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc. and Delaware International Holdings Ltd.
        Senior Vice President/Controller and Treasurer of
    Delvoy, Inc.
        Chief Financial Officer/Treasurer of Delaware Investment & Retirement Services, Inc.
        Executive Vice President/Chief Financial
    Officer/Treasurer of Delaware Management Trust Company.
        Senior Vice President/Assistant Treasurer of Founders
    CBO Corporation.
        Treasurer of Lincoln Funds Corporation.
        1818 Market Street, Philadelphia, PA  19103.
        Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

    Michael P. Bishof (35)
        Senior Vice President/Treasurer of Global Funds, Inc., each of the other 33 investment companies in the Delaware Group, Delaware Distributors, Inc. and Founders Holdings, Inc.
        Senior Vice President/Investment Accounting of Delaware Management Company, Inc. and Delaware Service Company,
    Inc.
        Senior Vice President and Treasurer/Manager, Investment Accounting of Delaware Distributors, L.P.
        Senior Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.
        Assistant Treasurer of Founders CBO Corporation.
        Before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

    George H. Burwell (36)
        Vice President/Senior Portfolio Manager of Global Funds, Inc., of seven other investment companies in the Delaware Group and of Delaware Management Company, Inc.
        Before joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

    Paul A. Matlack (38)
        Vice President/Senior Portfolio Manager of Global Funds, Inc., of 11 other investment companies in the Delaware Group and of Delaware Management Company, Inc.
        Vice President of Founders Holdings, Inc.
        President and Director of Founders CBO Corporation. During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

    Gerald T. Nichols (39)
        Vice President/Senior Portfolio Manager of Global Funds, Inc., of 11 other investment companies in the Delaware Group and of Delaware Management Company, Inc.
        Vice President of Founders Holdings, Inc.
        Assistant Secretary, Treasurer and Director of Founders
    CBO Corporation.
        During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

        The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Global Funds, Inc. and the total compensation received from all Delaware Group funds for the fiscal year ended November 30, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 1997.



                          Pension or
                          Retirement                Total
                           Benefits                Compensation
               Aggregate   Accrued as                 from
             Compensation  Part of    Estimated     all 18
               from        Global       Annual      Delaware
               Global      Funds,     Benefits       Group
               Funds,      Inc.          Upon       Investment
      Name     Inc.        Expenses   Retirement*   Companies
    W. Thacher
    Longstreth    $1,447    None      $38,000   $45,145

    Ann R.
    Leven         $1,700    None      $38,000   $53,280

    Walter P.
    Babich        $1,523    None      $38,000   $49,144

    Anthony D.
    Knerr         $1,681    None      $38,000   $52,280

    Charles E.
    Peck          $1,607    None      $38,000   $48,280

    Thomas F.
    Madison**     N/A       None      $38,000       N/A


    * Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of November 30, 1996, he or she would be entitled to annual payments totaling $38,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

    **  Thomas F. Madison joined Global Funds, Inc's Board of
    Directors on April 30, 1997.

    EXCHANGE PRIVILEGE

     The exchange privileges available for shareholders of the Fund's classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant
    prospectuses for such classes. The following supplements that information. Each Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

     An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

     In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

    Telephone Exchange Privilege
     Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.

     Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.


     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time.

     As described in the Funds' Prospectuses, neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

    Right to Refuse Timing Accounts
     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

    Restrictions on Timed Exchanges
     Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight
   Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve,
   (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

     Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

     Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                 *     *     *

     Following is a summary of the investment objectives of the other Delaware Group funds:

     Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital.
   It  uses a dividend-oriented valuation strategy to select
    securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

     Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

     Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

     DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

     Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective.
    It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing in equity securities of medium-to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

     Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

     U.S. Government Fund seeks high current income by investing primarily in long-term U.S. government debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

     Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

     REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

     Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

     Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

     Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New
   Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with the preservation of capital.

     U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

     Delaware Group Premium Fund, Inc. offers fifteen funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series (formerly known as Equity/Income Series) seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series (formerly know as High Yield Series) seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and
   intermediate-term securities. Cash Reserve Series (formerly known as Money Market Series) seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series (formerly known as Growth Series) seeks long-term capital appreciation by investing its assets in a diversified ortfolio of securities exhibiting the potential for significant growth. Delaware Series (formerly known as Multiple Strategy Series) seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented aluation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series (formerly known as Emerging Growth Series) seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place nd to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income
   securities that may also provide the potential for capital
   appreciation.   Strategic Income Series seeks high current
   income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in
   convertible securities.   Quantum Series seeks to
    achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

     Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

     Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

     Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.
   The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.

     Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.

     Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

    Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the
    preservation of capital.   Delaware-Voyageur Tax-Free
    California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital.

    Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations.

    Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

    Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

     Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

     Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

     Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

     For more complete information about any of the Delaware
    Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

    GENERAL INFORMATION

     Delaware International is the investment manager of each Fund of Global Funds, Inc. and Delaware is the sub-adviser to Global Assets Fund and Global Equity Fund.  Delaware
    International, or its affiliate Delaware, also manages the other funds in the Delaware Group. Delaware, through a separate division, also manages private investment accounts. While investment decisions of each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for a Fund.

     Delaware International, or its affiliate Delaware also manages the investment options for Delaware Medallion(sm)
   III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., above.

     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons;
   (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance
  Officer.

     The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware
   Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Funds. The Distributor ("DDLP") (for all periods after January 3, 1995) and, in its capacity as such, DDI (prior to January 3, 1995) received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                      International Equity Fund
                            Class A Shares
                      Total
                     Amount of
       Fiscal         Under-           Amounts        Net
       Year           writing         Reallowed      Commission
       Ended          Commissions    to Dealers     to DDLP/DDI

       11/30/96       $279,857       $231,351       $48,506
       11/30/95        299,368        259,217        40,151
       11/30/94        653,278        564,877        88,401


                           Global Bond Fund
                           Class A Shares
                      Total
                    Amount of
       Fiscal         Under-           Amounts        Net
       Year         writing          Reallowed      Commission
       Ended          Commissions    to Dealers     to DDLP/DDI

       11/30/96       $22,383        $18,968        $3,415
       11/30/95(1)     5,712          4,661          1,051

    (1)  Date of initial public offering was December 27, 1994.

                           Global Assets Fund
                              Class A Shares
                      Total
                    Amount of
       Fiscal         Under-            Amounts       Net
       Year            writing       Reallowed      Commission
       Ended          Commissions    to Dealers     to DDLP/DDI

       11/30/96       $76,066        $63,246        $12,820
       11/30/95(1)     27,931         24,095         3,836

    (1)  Date of initial public offering was December 27, 1994.


                      Emerging Markets Fund
                           Class A Shares
                      Total
       Fiscal      Amount of     Amounts          Net
       Year      Underwriting   Reallowed      Commission
       Ended       Commissions   to Dealers         to
                                               Distributor

       11/30/96(1)  $21,927      $18,174        $3,753

    (1)  Date of initial public offering was June 10, 1996.

    The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to
   Class A Shares of each Fund as follows:

                      Limited CDSC Payments


             International     Global     Global      Emerging
    Fiscal      Equity         Bond        Assets      Markets
    Year        Fund A           Fund A      Fund A      Fund A
    Ended       Class         Class (1)   Class (1)   Class (1)

    11/30/96       ---        ---         ---         ---
    11/30/95    $3,911        ---         ---         N/A
    11/30/94     3,644        N/A         N/A         N/A

    (1)  Date of initial public offering of Global Bond Fund A
    Class and Global Assets Fund A Class was December 27, 1994.
    Date of initial public offering of Emerging Markets Fund A
    Class was June 10, 1996.


     The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B
   Shares of each Fund as follows:

                      CDSC Payments

              International   Global     Global      Emerging
    Fiscal     Equity          Bond        Assets      Markets
    Year        Fund B        Fund B      Fund B      Fund B
    Ended      Class          Class (1)   Class (1)   Class (1)

    11/30/96    $6,825       $931        $8,335        ---
    11/30/95     2,602        ---          $324        N/A
    11/30/94     1,283        N/A          N/A         N/A

    (1) Date of initial public offering of Global Bond Fund B
    Class and Global Assets Fund B Class was December 27,
    1994.  Date of initial public offering of Emerging
    Markets Fund B Class was June 10, 1996.


    The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class C
   Shares of each Fund as follows:

                            CDSC Payments

              International    Global     Global      Emerging
    Fiscal    Equity         Bond        Assets      Markets
    Year      Fund C         Fund C      Fund C      Fund C
    Ended     Class          Class (1)   Class (1)   Class (1)

    11/30/96    $127          ---         $580         ---
    11/30/95     ---          ---          ---         N/A

    (1) Date of initial public offering of International Equity Fund C Class, Global Bond Fund C Class and Global Assets Fund C Class was November 29, 1995. Date of initial public offering of Emerging Markets Fund C Class was June 10, 1996.


       Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

       The Transfer Agent, an affiliate of Delaware
   International and Delaware, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 for each Fund plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

       Delaware and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Global Funds, Inc.'s advisory relationship with Delaware International and Delaware or its distribution relationship with the Distributor, Delaware and its affiliates could cause Global Funds, Inc. to delete the words "Delaware Group" from Global Funds, Inc.'s name.

    The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

    Capitalization
    Global Funds, Inc. has a present authorized capitalization of one billion shares of capital stock with a $0.01 par value per share.

    The Board of Directors has allocated fifty million shares to each of the Fund's Class A Shares and Institutional
   Class, and has allocLY

       The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                 After      5 years       $3,528 more
                           10 years       $6,113
                           20 years       $17,228
                           30 years       $47,295

    Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

    THE POWER OF TAX-DEFERRED COMPOUNDING

       Over time, tax-deferred investing has the potential to double your investment earnings. The following examples are based on a $2000 invested on January 1 each year and assumes an 8% fixed rate of return, with no fluctuation in the value of principal. The figures do not reflect the impact of any fees or sales charges. These figures are for illustration only and are not intended to represent any future investment results.

       Accumulated Value
       Over 10 years                 Tax Bracket
       $26, 403                           39.6%
       $26,881                            36%
       $27,516                            31%
       $27,905                            28%
       $31,828                       Tax-deferred

       Over 20 years
       $69,544                            39.6%
       $71, 986                           36%
       $75,540                            31%
       $77,767                            28%
       $102,476                      Tax-deferred

       Over 40 years
       $254,528                           39.6%
       $274,662                           36%
       $305,626                           31%
       $326,046                           28%
       $607,355                      Tax-deferred



       The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640, and shareholders of the Institutional Classes should contact Delaware Group at 800-828-5052.


    INVESTMENT MANAGER
    Delaware International Advisers Ltd.
    80 Cheapside
    Third Floor
    London, England  EC2V 6EE

    SUB-ADVISER
    Delaware Management Company, Inc.
    One Commerce Square
    Philadelphia, PA  19103

    NATIONAL DISTRIBUTOR
    Delaware Distributors, L.P.
    1818 Market Street
    Philadelphia, PA  19103

    SHAREHOLDER SERVICING,
    DIVIDEND DISBURSING,
    ACCOUNTING SERVICES
    AND TRANSFER AGENT
    Delaware Service Company, Inc.
    1818 Market Street
    Philadelphia, PA  19103

    LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young, LLP
    One Commerce Square
    Philadelphia, PA  19103

    INDEPENDENT AUDITORS
    Ernst & Young LLP
    Two Commerce Square
    Philadelphia, PA  19103

    CUSTODIAN
    The Chase Manhattan Bank
    4 Chase Metrotech Center
    Brooklyn, NY  11245

    ___________________________________

    DELAWARE GROUP
    ___________________________________

    GLOBAL & INTERNATIONAL FUNDS, INC.
    ___________________________________

    INTERNATIONAL SMALL CAP  FUND
    ___________________________________

    INTERNATIONAL EQUITY SERIES
    ___________________________________

    GLOBAL BOND SERIES
    ___________________________________

    GLOBAL ASSETS SERIES
    ___________________________________

    EMERGING MARKETS SERIES
    ___________________________________

    GLOBAL EQUITY FUND
    ___________________________________



    PART B

    STATEMENT OF
    ADDITIONAL INFORMATION
    ___________________________________



    JULY 21, 1997
    (as revised December 22, 1997)






                           DELAWARE